AARP Investment Program
     from SCUDDER

                         SUPPLEMENT TO PROSPECTUS DATED
                                FEBRUARY 1, 1998

   Trusts                               AARP Mutual Funds
   ------                               -----------------
   AARP Cash Investment Funds           AARP High Quality Money Fund

   AARP Income Trust                    AARP High Quality Short Term Bond Fund
                                        AARP GNMA and U.S. Treasury Fund
                                        AARP Bond Fund for Income

   AARP Tax Free Income Trust           AARP High Quality Tax Free Money Fund
                                        AARP Insured Tax Free General Bond Fund

   AARP Growth Trust                    AARP Balanced Stock and Bond Fund
                                        AARP Growth and Income Fund
                                        AARP U.S. Stock Index Fund
                                        AARP Global Growth Fund
                                        AARP Capital Growth Fund
                                        AARP International Growth and Income Fund
                                        AARP Small Company Stock Fund

   AARP Managed Investment              AARP Diversified Income with Growth Portfolio
        Portfolios Trust                AARP Diversified Growth Portfolio


On December 22, 1997, Zurich Insurance Company ("Zurich") entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T will be combined with Zurich's businesses (including Zurich's 70% interest in Scudder Kemper Investments, Inc., the Funds' investment adviser ("Scudder Kemper")), to form a new global insurance and financial services company known as Zurich Financial Services. After the transaction is completed, by way of a dual holding company structure, current Zurich Insurance Company shareholders will own approximately 57% of the new organization, with the balance owned by B.A.T's current shareholders.

The transaction is expected to close in the third quarter of 1998. Upon consummation of the transaction, each AARP Investment Program Fund's investment management agreement with Scudder Kemper will be deemed to have been assigned and, therefore, will terminate. The board of each Fund has approved new investment management agreements with Scudder Kemper, which are substantially identical to the current investment management agreements, except for the dates of execution and termination. Each new investment management agreement is to become effective upon the termination of the current investment management agreements. The board of each Fund will seek shareholder approval of the new investment management agreements through a proxy solicitation that is currently scheduled to conclude in mid-December.

Overstated Expense Ratio

On page 13 of the Prospectus regarding AARP High Quality Short Term Bond Fund, the figure in the 1997 column of the "Ratio of Operating Expenses Before Expense Reductions to Average Net Assets" should be 0.93% instead of 5.84%, as reported.

Additional Portfolio Manager

For the AARP Small Company Stock Fund on page 59 of the Prospectus in the section entitled "Who at Scudder manages my investment?" the following Portfolio Manager should be added:

     Calvin S. Young, Portfolio Manager, joined the Fund Manager in 1990 as a quantitative analyst, and has nine years of investment management experience. Mr. Young is responsible for small company and security research as well as portfolio management.

Planning for the Year 2000

Like other mutual funds and financial and business organizations worldwide, the Funds could be adversely affected if computer systems on which the Funds rely, which primarily include those used by the Fund Manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue.
Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Funds' business and operations. The Fund Manager has commenced a review of the Year 2000 Issue as it may affect the Funds and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Funds or on global markets or economies generally.

Management Fee Waiver

From July 31, 1998 until January 31, 1999, the Fund Manager has agreed to waive a portion of its management fee to the extent necessary so that the total annualized expenses for each of the following Funds do not exceed the indicated percentage of average daily net assets:

                                                                Expense
     Fund                                                     Limitation
     ----                                                     ----------
     AARP Bond Fund for Income                                   0.25%
     AARP International Growth and Income Fund                   1.75%
     AARP Small Company Stock Fund                               1.75%
     AARP U.S. Stock Index Fund                                  0.50%


September 1, 1998